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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 23, 1997




                        IMC Home Equity Loan Trust 1997-1
                        ---------------------------------

             (Exact name of registrant as specified in its charter)


             New York               333-4911                  13-3915137
             --------               --------                  ----------
(State or Other Jurisdiction)      (Commission              (I.R.S. Employer
         of Incorporation)         File Number)            Identification No.)


c/o The Chase Manhattan Bank, as Trustee
    450 West 33rd Street, 15th Floor
          New York, New York                                      10001
          ------------------                                      -----
        (Address of Principal                                   (Zip Code)
          Executive Offices)


        Registrant's telephone number, including area code (202) 946-8600


                                    No Change
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          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         IMC Securities, Inc. registered issuances of up to $1,500,000,000 principal amount of Home Equity Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-4911) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1997-1 (the "Registrant" or the "Trust") issued $325,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1997-1 (the "Certificates"), on January 23, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of January 1, 1997, among IMC Securities, Inc. (the "Depositor"), Industry Mortgage Company, L.P., as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass- Through Rates for the Class A Certificates are as follows: Class A-1, 6.54%; Class A-2, 6.62%; Class A-3, 6.82%; Class A-4, 7.13%, Class A-5, 7.36%, Class A-6, 7.58%, Class
A-7, 7.13% and Class A-8 which has an adjustable Pass-Through Rate. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $95,086,000; Class A-2, $31,086,000; Class A-3, $46,349,000; Class A-4,
$37,517,000; Class A-5, $10,065,000; Class A-6, $17,897,000; Class A-7,
$12,000,000; and Class A-8, $75,000,000.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated July 23, 1996 and the Prospectus Supplement dated January 16, 1997 filed pursuant to Rule 424(b)(5) of the Act on January 22, 1997.

         On January 23, 1997, the Trust acquired $223,079.38 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1 among the Depositor, the Servicer and the Trustee dated as of January 23, 1997. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated July 23, 1996 and the Prospectus Supplement dated January 16, 1997 filed pursuant to Rule 424(b)(5) of the Securities Act of 1933 on January 22, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

       1.1 Underwriting Agreement dated as of January 16, 1997, among IMC Securities, Inc., Industry Mortgage Company, L.P., Bear, Stearns & Co. Inc., acting on its own behalf and as representative of Greenwich Capital Markets, Inc. and Nomura Securities International, Inc., acting on its own behalf.

       4.1 Pooling and Servicing Agreement dated as of January 1, 1997, among IMC Securities, Inc. as Depositor, Industry Mortgage Company L.P. as Seller and Servicer and The Chase Manhattan Bank as Trustee.

      10.1 Subsequent Transfer Agreement dated as of January 23, 1997 among IMC Securities, Inc., Industry Mortgage Company, L.P. and IMC Home Equity Loan Trust 1997-1.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IMC SECURITIES, INC., as Depositor



                              By:      /s/ Thomas Middleton
                                  ------------------------------
                                       Name:  Thomas Middleton
                                       Title: President and
                                                Chief Operating Officer




Dated:  February 3, 1997

                                  EXHIBIT INDEX


Exhibit No.       Description                                         Page No.

1.1 Underwriting Agreement dated as of January 16, 1997, among IMC Securities, Inc., Industry Mortgage Company, L.P., Bear, Stearns & Co. Inc., acting on its own behalf and as representative of Greenwich Capital Markets, Inc. and Nomura Securities International, Inc., acting on its own behalf.

4.1 Pooling and Servicing Agreement dated as of January 1, 1997, among IMC Securities, Inc. as Depositor, Industry Mortgage Company L.P. as Seller and Servicer and The Chase Manhattan Bank as Trustee.

10.1 Subsequent Transfer Agreement dated as of January 23, 1997 among IMC Securities, Inc., Industry Mortgage Company, L.P. and IMC Home Equity Loan Trust 1997-1.